SUPPLEMENT DATED JANUARY 1, 2003
                         TO PROSPECTUS DATED MAY 1, 2002
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
           KPMG LLP RETIREES AND TERMINATED PARTNERS PRIOR TO 1/1/2003


THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE KPMG LLP RETIREES AND TERMINATED PARTNERS PRIOR TO 1/1/2003 ("KPMG LLP RETIREES AND TERMINATED PARTNERS") GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 15 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE KPMG RETIREES AND TERMINATED PARTNERS GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.


ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

o Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan who either retired or terminated and have elected to continue coverage on a Portable basis prior to 1/1/2003.

o Current partners of KPMG LLP Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan whose certificate could not be moved to a subsequent GVUL Plan on or after 1/1/2003 and have elected to continue coverage on a Portable basis.


We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.


COVERAGE INFORMATION

HOW MUCH COVERAGE MAY AN ELIGIBLE PARTNER BUY?

An eligible Partner may have chosen a GVUL Face Amount of 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $2,500,000.

In addition, an eligible Partner may have chosen to enroll for a Supplemental amount of coverage that increased their Face Amount by one of the following:

o    $ 500,000

o    $1,000,000

o    $1,500,000

All Partner face amounts must have been approved by Prudential prior to 1/1/2003.


ARE DEPENDENTS ELIGIBLE FOR COVERAGE?

No. Dependents are not covered under the KPMG LLP Retiree and Terminated Partner Group Contract.


WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

Because you may no longer elect or increase your coverage, there is no requirement of evidence of good health.


ARE INCREASES IN COVERAGE AVAILABLE?

No. After 1/1/2003, the face amount of insurance that you have previously chosen may not be increased.


WILL MY COVERAGE AMOUNT EVER DECREASE?

Your coverage amount will decrease only if you voluntarily choose to reduce it.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus. You should also get advice from a tax advisor.


DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit described above and for the Extended Death Protection During Total Disability described later in this supplement.

IS THERE A SUICIDE EXCLUSION?

No. The KPMG LLP Retiree and Terminated Partner Group Contract does not include a Suicide Exclusion.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund (that is, your investment options). The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.


PREMIUMS

HOW DO I PAY PREMIUMS?

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.


MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Tax Treatment of Certificate Benefits section of the prospectus.


INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?


THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

JENNISON PORTFOLIO (FORMERLY PRUDENTIAL JENNISON PORTFOLIO): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP VALUE FUND: The investment objective is long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.


JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

MFS(R) VARIABLE INSURANCE TRUST(SM)
(INITIAL CLASS SHARES)

MFS BOND SERIES: The primary investment objective of the series is to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital. The series invests, under normal market conditions, at least 80% of its total assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS STRATEGIC INCOME SERIES (FORMERLY MFS GLOBAL GOVERNMENTS SERIES): The investment objective of the series is to provide income and capital appreciation. The series invests, under normal conditions, at least 65% of its total assets in U.S. government securities and foreign government securities.

MFS RESEARCH SERIES: The investment objective of the series is to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

AMT PARTNERS PORTFOLIO: The investment objective of the portfolio is growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.
THE NEUBERGER BERMAN PORTFOLIO IS NOT AVAILABLE TO ACTIVE PARTNERS.


T. ROWE PRICE EQUITY SERIES, INC.

EQUITY INCOME PORTFOLIO: The investment objective of the portfolio is to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH: The investment objective of the portfolio is to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

NB: THE T. ROWE PRICE PORTFOLIOS ARE NOT AVAILABLE TO ACTIVE PARTNERS.


FUND FEES AND EXPENSES

===========================================================================================================
                                                                                 TOTAL         ACTUAL
                                           MANAGEMENT    12B-1      OTHER        ANNUAL        ANNUAL
                 FUNDS                        FEE         FEES     EXPENSES     EXPENSES      EXPENSES*
-----------------------------------------------------------------------------------------------------------
PRUDENTIAL SERIES FUND,  INC.
(CLASS I SHARES)
  Equity Portfolio                           0.45%       0.00%      0.04%        0.49%          0.49%
  Global Portfolio                           0.75%       0.00%      0.09%        0.84%          0.84%
  High Yield Bond Portfolio                  0.55%       0.00%      0.05%        0.60%          0.60%
  Jennison Portfolio                         0.60%       0.00%      0.04%        0.64%          0.64%
  Money Market Portfolio                     0.40%       0.00%      0.03%        0.43%          0.43%
  Small Capitalization Stock Portfolio       0.40%       0.00%      0.08%        0.48%          0.48%
  Stock Index Portfolio                      0.35%       0.00%      0.04%        0.39%          0.39%
-----------------------------------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
  VP Value Portfolio (1)                     0.97%       0.00%      0.00%        0.97%          0.97%
-----------------------------------------------------------------------------------------------------------

JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
  Worldwide Growth Portfolio                 0.65%       0.00%      0.04%        0.69%          0.69%
-----------------------------------------------------------------------------------------------------------

MFS VARIABLE INSURANCE TRUST
(INITIAL CLASS SHARES)
  MFS Bond Series (2) (3)                    0.60%       0.00%      0.40%        1.00%          0.75%
  MFS Strategic Income Series (formerly
    MFS Global Government Series) (2)(3)     0.75%       0.00%      0.37%        1.12%          0.90%
  MFS Research Series (2)                    0.75%       0.00%      0.15%        0.90%          0.89%
-----------------------------------------------------------------------------------------------------------

NEUBERGER BERMAN ADVISORS
MANAGEMENT TRUST ("AMT")
  AMT Partners Portfolio (4)                 0.82%       0.00%      0.05%        0.87%          0.87%
-----------------------------------------------------------------------------------------------------------

T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (5)                0.85%       0.00%      0.00%        0.85%          0.85%
  New America Growth Portfolio (5)           0.85%       0.00%      0.00%        0.85%          0.85%
===========================================================================================================
*THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS
FEE WAIVERS, REIMBURSEMENT OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY.
FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE WAIVERS, REIMBURSEMENTS OF
EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==========================================================================================================


(1) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(3) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the Board of Trustees which oversees the series.

(4) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, excluding compensation of NBMI, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Partners Portfolio's average daily net asset value.

(5) Management fees include the ordinary, recurring operating expenses of the Portfolio.

FUND ADVISERS

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the High Yield Bond, Money Market, Small Capitalization Stock and Stock Index Portfolios. PIM also serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global and Jennison Portfolios. Jennison also serves as the subadviser to a portion of the assets of the Equity Portfolio. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as the subadviser to a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon's business address is 338 Greenwich Street, New York, NY 10013.

American Century Investment Management, Inc. ("ACIM") serves as the investment adviser for the above mentioned American Century portfolio. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Janus Capital Management LLLC ("Janus Capital") serves as the investment adviser and principal underwriter to the above-mentioned Janus portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Massachusetts Financial Services Company ("MFS") is the investment adviser for each MFS series. MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the above mentioned Neuberger Berman portfolio and is also the principal underwriter of the portfolio. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment manager for the above-mentioned T. Rowe Price portfolios. T. Rowe Price is wholly owned by
T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.


CHANGES IN PERSONAL STATUS

WHAT HAPPENS IF I BECOME DISABLED?

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.


CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes, you may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

In addition to continuing coverage after you retire, you may continue coverage under the KPMG LLP Retiree and Terminated Partner Group Contract if you leave KPMG for any other reason prior to 1.1.2003. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG LLP. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retiree and Terminated Partner Group Contract terminates, you may nonetheless continue your Portable coverage.


DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL INSURANCE ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.


WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either KPMG or Prudential may terminate the KPMG LLP Retiree and Terminated Partner Group Contract, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retiree and Terminated Partner Group Contract is terminated, KPMG may replace it with another life insurance contract that, like the KPMG Group Contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retiree and Terminated Partner Group Contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on TERMINATION OF COVERAGE section of the prospectus.


CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the KPMG Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

     For KPMG LLP Retiree and Terminated Partner, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. They are described in THE FUNDS section of the prospectus.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Also, while you will receive a statement detailing activity under your Certificate on a quarterly basis, such reports can be requested at any time for an additional fee. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.


WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM charges that we may charge under the KPMG LLP Retiree and Terminated Partner Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF CASH SURRENDER VALUES AND DEATH BENEFITS

On the next several pages, we show you two examples of how the Cash Surrender Value and the Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the KPMG Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $1,000,000.

     o The Participant pays a premium each month equal to $400, for a total of $4,800 over the course of each year.


ILLUSTRATION #1

In Illustration #1, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 1.92%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o    Prudential deducts a sales charge of 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o Prudential deducts the maximum cost of insurance charges permitted under the KPMG Group Contract. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioners Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     o    Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES would be made for as long as the Certificate is in effect.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 1.92%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o    Each month, Prudential deducts no charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o Prudential deducts the current cost of insurance charges under the Group Contract.

     o    Prudential does not deduct a surrender charge.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 15 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%

These are only assumptions to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.


WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

     o The third column shows the participant's annual premium outlay, which includes required premium and any Certificate Fund Contributions.

     o The fourth column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investment returns are shown.

     o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

          -- Fund investment management fees and other expenses were assumed to equal 0.71% per year, which was the average Fund expense in 2001.

          -- For Illustration #1, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.61%, 2.89%, and 7.39%.

          -- For Illustration #2, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #2, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.16%, 3.34%, and 7.84%.

     o The Cash Surrender Values and Death Benefits are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

     o    Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                           ILLUSTRATION #1

                                                              KPMG LLP
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                  SPECIFIED FACE AMOUNT: $1,000,000
                                                            ISSUE AGE 40
              ASSUME TOTAL MONTHLY CONTRIBUTION OF $450.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                         THIS ILLUSTRATION USES MAXIMUM CONTRACTUAL CHARGES.

                                                    CASH SURRENDER VALUE (1)                      DEATH BENEFITS (1)
                                            --------------------------------------   ----------------------------------------------
                                             ASSUMING HYPOTHETICAL GROSS (AND NET)       ASSUMING HYPOTHETICAL GROSS (AND NET)
                                                  ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
   END OF          ANNUAL      PREMIUMS     --------------------------------------   ----------------------------------------------
CERTIFICATE       PREMIUM     ACCUMULATED     0.0% GROSS   4.5% GROSS   9.0% GROSS     0.0% GROSS     4.5% GROSS       9.0% GROSS
   YEAR      AGE   OUTLAY   AT 4% PER YEAR  (-1.61% NET)  (2.89% NET)  (7.39% NET)    (-1.61% NET)    (2.89% NET)      (7.39% NET)
-----------  ---  -------   --------------  ------------  -----------  -----------   --------------  --------------  --------------
     1        41   $5,400       $5,516          $926         $949         $971       $1,000,926      $1,000,949      $1,000,971
     2        42   $5,400      $11,253        $1,489       $1,568       $1,649       $1,001,489      $1,001,568      $1,001,649
     3        43   $5,400      $17,220        $1,669       $1,823       $1,985       $1,001,669      $1,001,823      $1,001,985
     4        44   $5,400      $23,425        $1,441       $1,669       $1,921       $1,001,441      $1,001,669      $1,001,921
     5        45   $5,400      $29,878          $778       $1,062       $1,392       $1,000,778      $1,001,062      $1,001,392
     6        46   $5,400      $36,589            $0 (2)       $0 (2)     $331               $0 (2)          $0 (2)  $1,000,331
     7        47   $5,400      $43,569            $0           $0           $0 (2)           $0              $0              $0 (2)
     8        48   $5,400      $50,828            $0           $0           $0               $0              $0              $0
     9        49   $5,400      $58,378            $0           $0           $0               $0              $0              $0
    10        50   $5,400      $66,229            $0           $0           $0               $0              $0              $0
    15        55   $5,400     $110,456            $0           $0           $0               $0              $0              $0
    20        60   $5,400     $164,265            $0           $0           $0               $0              $0              $0
    25        65   $5,400     $229,731            $0           $0           $0               $0              $0              $0
    30        70   $5,400     $309,381            $0           $0           $0               $0              $0              $0
    35        75   $5,400     $406,288            $0           $0           $0               $0              $0              $0
    40        80   $5,400     $524,189            $0           $0           $0               $0              $0              $0
    45        85   $5,400     $667,634            $0           $0           $0               $0              $0              $0
    50        90   $5,400     $842,157            $0           $0           $0               $0              $0              $0
    55        95   $5,400   $1,054,491            $0           $0           $0               $0              $0              $0
    60       100   $5,400   $1,312,828            $0           $0           $0               $0              $0              $0


(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                                T-1


                                                           ILLUSTRATION #2

                                                              KPMG LLP
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                  SPECIFIED FACE AMOUNT: $1,000,000
                                                            ISSUE AGE 40
              ASSUME TOTAL MONTHLY CONTRIBUTION OF $450.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                               THIS ILLUSTRATION USES CURRENT CHARGES.

                                                    CASH SURRENDER VALUE (1)                      DEATH BENEFITS (1)
                                            --------------------------------------   ----------------------------------------------
                                             ASSUMING HYPOTHETICAL GROSS (AND NET)       ASSUMING HYPOTHETICAL GROSS (AND NET)
                                                  ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
   END OF          ANNUAL      PREMIUMS     --------------------------------------   ----------------------------------------------
CERTIFICATE       PREMIUM     ACCUMULATED     0.0% GROSS   4.5% GROSS   9.0% GROSS     0.0% GROSS      4.5% GROSS      9.0% GROSS
   YEAR      AGE   OUTLAY   AT 4% PER YEAR  (-1.18% NET)  (3.34% NET)  (7.84% NET)    (-1.16% NET)     (3.34% NET)     (7.84% NET)
-----------  ---  -------   --------------  ------------  -----------  -----------   --------------  --------------  --------------
     1        41   $5,400       $5,516         $3,743        $3,834         $3,924   $1,003,743      $1,003,834      $1,003,924
     2        42   $5,400      $11,253         $7,442        $7,796         $8,156   $1,007,442      $1,007,796      $1,008,156
     3        43   $5,400      $17,220        $11,098       $11,891        $12,720   $1,011,098      $1,011,891      $1,012,720
     4        44   $5,400      $23,425        $14,712       $16,122        $17,642   $1,014,712      $1,016,122      $1,017,642
     5        45   $5,400      $29,878        $18,284       $20,494        $22,949   $1,018,284      $1,020,494      $1,022,949
     6        46   $5,400      $36,589        $21,814       $25,013        $28,673   $1,021,814      $1,025,013      $1,028,673
     7        47   $5,400      $43,569        $25,304       $29,682        $34,845   $1,025,304      $1,029,682      $1,034,845
     8        48   $5,400      $50,828        $28,753       $34,508        $41,502   $1,028,753      $1,034,508      $1,041,502
     9        49   $5,400      $58,378        $32,162       $39,495        $48,680   $1,032,162      $1,039,495      $1,048,680
    10        50   $5,400      $66,229        $35,531       $44,648        $56,420   $1,035,531      $1,044,648      $1,056,420
    15        55   $5,400     $110,456        $51,801       $73,113       $105,237   $1,051,801      $1,073,113      $1,105,237
    20        60   $5,400     $164,265        $67,150      $106,661       $176,435   $1,067,150      $1,106,661      $1,176,435
    25        65   $5,400     $229,731        $81,628      $146,198       $280,276   $1,081,628      $1,146,198      $1,280,276
    30        70   $5,400     $309,381        $59,290      $152,446       $386,544   $1,059,290      $1,152,446      $1,386,544
    35        75   $5,400     $406,288        $26,219      $146,359       $526,473   $1,026,219      $1,146,359      $1,526,473
    40        80   $5,400     $524,189             $0 (2)   $90,319       $675,836           $0 (2)  $1,090,319      $1,675,836
    45        85   $5,400     $667,634             $0            $0 (2)   $850,330           $0              $0 (2)  $1,850,330
    50        90   $5,400     $842,157             $0            $0     $1,002,334           $0              $0      $2,002,334
    55        95   $5,400   $1,054,491             $0            $0     $1,048,806           $0              $0      $2,048,806
    60       100   $5,400   $1,312,828             $0            $0       $623,326           $0              $0      $1,623,326


(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                                T-2

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date, we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.


WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the KPMG LLP Retiree and Terminated Partner Group Contract, including:

o    the "free-look" period

o    transfers between investment options

o    dollar cost averaging

o    more details on how loans work

o    how you can change future premium allocations among investment options

o    how paid-up coverage may be available

o    how your insurance could end (known as "lapsing")

o    reinstatement of your coverage

o    contestability rules

o    tax treatment of Certificate benefits

o    definitions of special terms

o    the Death benefit

o    withdrawals


Please refer to the prospectus for information on these and other features of the KPMG LLP Retiree and Terminated Partner Group Contract. Your Enrollment Kit also explains key features of your plan.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free-look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE-LOOK" PERIOD section of the prospectus for more details.


WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.


                                       15